Exhibit 10.8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 2005 - ____ Date: August 31, 2005 ("Effective Date")

STOCK PURCHASE WARRANT FOR COMMON STOCK

OF

ASI TECHNOLOGY CORPORATION

This certifies that, for value received, ______________ ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from ASI TECHNOLOGY CORPORATION, a Nevada corporation (the "Company"), the number and type of securities described below at an exercise price of $0.50 per share (the "Exercise Price"). The number, character and Exercise Price of the Warrant Shares are subject to adjustment as provided below and all references to "Warrant Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. This Warrant is issued pursuant to Section 1 of that certain Securities Purchase Agreement between the Company and certain "Investors" thereunder, dated as of August 31, 2005 (the "Purchase Agreement"), pursuant to which such Investors, including the Holder, purchased Common Stock shares of the Company (the "Common Stock") and certain 7% Subordinated Notes ( the "Notes"). The Holder is subject to certain restrictions, and entitled to certain rights, as set forth in the Purchase Agreement. The Purchase Agreement is incorporated herein by reference.

This Warrant is one of a duly authorized series of Warrants of the Company (which are identical except for the variations necessary to express the identification numbers, names of the holder, number of shares issuable upon exercise thereof and Warrant issue dates) issued in connection with the Purchase Agreement and designated for reference purposes as "Series 2005 Stock Purchase Warrants." The term "Stock Purchase Warrant" or "Warrant" as used herein shall also mean this Warrant, and any Warrants delivered in substitution or exchange therefor as provided herein.

This Stock Purchase Warrant is subject to the following terms and conditions:

    Term of Stock Purchase Warrant; Securities Covered by Stock Purchase Warrant. Subject to the terms and conditions set forth herein, this Stock Purchase Warrant shall be exercisable, in whole or in part, on any business day during the period (the "Exercise Period") commencing on the Effective Date (as defined in the Purchase Agreement) and ending on the first to occur of (a) July 31, 2008; or (b) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which stockholders of the Company immediately prior to such acquisition possess less than 50% of the voting power of the acquiring entity immediately following such acquisition, and thereafter shall be void and of no further force or effect thereafter. The number of shares subject to each Holder's Stock Purchase Warrant is set forth on the signature page hereto and shall be equal to the quotient obtained by dividing the number of Shares (as such term is defined in the Purchase Agreement) purchased by such Holder under the Purchase Agreement by two (2) (the "Warrant Shares").

    Exercise of Stock Purchase Warrant.

      Cash Exercise. This Stock Purchase Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Stock Purchase Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Stock Purchase Warrant is being exercised as specified in the Notice of Exercise, such payment to be made in lawful money of the United States of America. The Holder may also exchange principal amount of the Note as exercise payment as provided in Section 5 of the Note. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Stock Purchase Warrant shall have been exercised and surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within ten (10) business days, thereafter. If this Stock Purchase Warrant shall have been exercised only in part and has not otherwise expired, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Stock Purchase Warrant evidencing the right to purchase the remaining Warrant Shares, which new Stock Purchase Warrant shall in all other respects be identical with this Stock Purchase Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Stock Purchase Warrant for any dividends or distributions paid or payable to holders of record of any capital stock of the Company prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

      This Stock Purchase Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Stock Purchase Warrant is exercised in part, the Company at its expense will execute and deliver a new Stock Purchase Warrant of like tenor exercisable for the number of shares for which this Stock Purchase Warrant may then be exercised.

    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Stock Purchase Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction (after aggregating all shares issuable upon exercise thereof).

    Replacement of Stock Purchase Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Stock Purchase Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Stock Purchase Warrant, the Company at its expense shall execute and deliver, in lieu of this Stock Purchase Warrant, a new Stock Purchase Warrant of like tenor and amount.

    Rights of a Stockholder. Subject to Sections 8 and 10 of this Stock Purchase Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Stock Purchase Warrant shall have been exercised as provided herein and then only as to the shares for which this Stock Purchase Warrant has been so exercised.

    Transfer of Stock Purchase Warrant.

      Transfer. With respect to any offer, sale or other disposition of this Stock Purchase Warrant or any underlying securities, the Holder will give written notice to the Corporation prior thereto, describing briefly the manner, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect). Furthermore, no such transfer shall be made unless the transferee meets the same investor suitability standards set forth in Section 3 of the Purchase Agreement. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Corporation, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Corporation. If a determination has been made pursuant to this Section 6 that the opinion of counsel for the Holder is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly after such determination has been made. Each Warrant thus transferred shall bear the same legends appearing on this Warrant, and underlying securities thus transferred shall bear the legends required by Section 3.11 of the Purchase Agreement. The Corporation may issue stop transfer instructions to its transfer agent in connection with such restrictions.

      Exchange of Stock Purchase Warrant Upon a Transfer. On surrender of this Stock Purchase Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Stock Purchase Warrant with respect to compliance with the Act and applicable state securities laws and with the limitations on assignments and transfers and contained in this Section 6, the Company at its expense shall issue to or on the order of the Holder a new Stock Purchase Warrant or Stock Purchase Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

      Compliance with Securities Laws.

        The Holder of this Stock Purchase Warrant, by acceptance hereof, acknowledges that this Stock Purchase Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Stock Purchase Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Holder hereby represents and warrants that such Holder is an "accredited investor" as such term is defined under Regulation D promulgated by the Securities and Exchange Commission. Upon exercise of this Stock Purchase Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that Holder remains an accredited investor and the Warrant Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. Any transferee of this Stock Purchase Warrant shall represent the same as condition to such transfer and any subsequent exercise thereof.

        This Stock Purchase Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws and the Purchase Agreement):

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

    Reservation of Stock. The Company covenants that during the Exercise Period, the Company will reserve from its authorized and unissued Warrant Shares a sufficient number of shares to provide for the issuance of Warrant Shares upon the exercise of this Stock Purchase Warrant. The Company further covenants that all shares issued upon the exercise of rights represented by this Stock Purchase Warrant and payment of the Exercise Price, in the amount and otherwise all as set forth herein, shall be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

    Notices. All notices required or permitted hereunder to be given shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger,

    If to the Company: 980 American Pacific Drive, Suite #111

    Henderson, Nevada 89014

    Attn: CEO

    With a copy to: Reed Smith LLP

    1999 Harrison Street, 25th Flr.

    Oakland, CA 94612

    Attn. Donald C. Reinke

    If to any of the Holders: The address set forth on the Company's records.

    Amendments. Any term of this Stock Purchase Warrant hereunder may be amended, waived or terminated only with the written consent of the Company and the holders of at least a majority in interest of the Warrant Shares then exercisable under all Stock Purchase Warrants. Any amendment, waiver or termination effected in accordance with this Section 9 shall be binding upon the Company, each of the Holders and each transferee of the Stock Purchase Warrants.

    Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

      Reclassification, etc. If the Company, at any time while this Stock Purchase Warrant or any portion thereof is exercisable and remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Stock Purchase Warrant exist into the same or a different number of securities of any other class or classes, this Stock Purchase Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Stock Purchase Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

      Split, Subdivision or Combination of Shares. If the Company, at any time while this Stock Purchase Warrant or any portion thereof is exercisable and remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Warrant Shares into a different number of shares of Warrant Shares, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Stock Purchase Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Stock Purchase Warrant shall be proportionately decreased. If the Warrant Shares are convertible into any other stock or securities of the Company, then if all of the outstanding Warrant Shares should be converted at any time prior to the Expiration Date into shares of the Company's Common Stock or other stock or securities of the Company then (i) this Stock Purchase Warrant immediately shall become exercisable for that number of shares of such stock or securities (subject to further adjustment as herein provided) which would have been received if this Stock Purchase Warrant had been exercised in full and the Warrant Shares received thereupon had been simultaneously converted immediately prior to such event, (ii) the Exercise Price hereunder shall be appropriately adjusted and (iii) all references herein to Warrant Shares shall be automatically deemed amended to be references to the stock or securities into which the Warrant Shares was converted.

      Adjustments for Dividends in Stock or Other Securities or Property. If, while this Stock Purchase Warrant or any portion hereof is exercisable and remains outstanding and unexpired, the holders of Warrant Shares (or any shares of stock or securities at the time receivable upon exercise of this Stock Purchase Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, capital stock or any other securities that are at any time directly or indirectly convertible into or exchangeable for capital stock of the Company, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend, then and in each case, this Stock Purchase Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Stock Purchase Warrant, and without payment of any additional consideration therefor, the amount of such capital stock and other securities that the Holder would hold on the date of such exercise had it been the holder of record of such capital stock as of the date on which the holders of capital stock received or became entitled to receive such capital stock or other securities.

      No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

    Miscellaneous.

      This Stock Purchase Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada without regard to the conflict of law provisions thereof. Any dispute arising in relation to this Stock Purchase Warrant shall be resolved and venue shall be established in the competent courts of Las Vegas, Nevada.

      In the event of a dispute with regard to the interpretation of this Stock Purchase Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

      The Holder agrees that the Warrant Shares be bound by such market standoff provisions (i.e., restrictions on stock resale provisions following the Company's sale of securities in the public market) as provided in the Purchase Agreement with respect to this Stock Purchase Warrant and the Warrant Shares.

      This Stock Purchase Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Stock Purchase Warrant shall fall on a day other than a business day, the expiration date for this Stock Purchase Warrant shall be extended to 5:00 p.m. Pacific standard time on the first business day following such day. For all purposes of this Stock Purchase Warrant, a business day shall mean any day, other than a Saturday or a Sunday, upon which banks are open for business in Nevada.

IN WITNESS WHEREOF, ASI TECHNOLOGY CORPORATION has caused this Series 2005 Stock Purchase Warrant to be executed as of the date first above written.

SIGNATURE PAGE TO STOCK PURCHASE WARRANT

Number of Warrant Shares:_________

COMPANY:

ASI TECHNOLOGY CORPORATION

By:/s/ JERRY E. POLIS

ACKNOWLEDGED:

____________________________________

Holder